Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of November 24, 2025 (the “Effective Date”), by and among Barnwell Industries, Inc., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to herein as “Purchasers” and each individually as a “Purchaser.”

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), and/or Rule 506 of Regulation D promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I
DEFINITIONS

1.1          Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” as to any Person, means any other Person that, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning ascribed to such term in the preamble.

“Allowed Delay” has the meaning ascribed to such term in Section 7.4(b).

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York are authorized or required by Law to close.

“Bylaws” has the meaning ascribed to such term in Section 3.4.

“Certificate of Incorporation” has the meaning ascribed to such term in Section 3.4.

“Claim” has the meaning ascribed to such term in Section 9.6.

“Closing” means the closing of the purchase and sale of the Shares and Warrants pursuant to Section 2.1.

“Closing Date” means the Trading Day on which the Agreement has been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares and Warrants, in each case, have been satisfied or waived.

“Common Stock” means the common stock of the Company, par value $0.50 per share.

“Company” has the meaning ascribed to such term in the preamble.

“Company Securities” has the meaning ascribed to such term in Section 5.7.

“Disqualification Event” has the meaning ascribed to such term in Section 4.5(d).

“DTC” has the meaning ascribed to such term in Section 5.1(b).

“Effectiveness Period” has the meaning ascribed to such term in Section 7.5(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” has the meaning ascribed to such term in Section 7.1.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government or any arbitrator or arbitral body (public or private).

“Knowledge of the Company” means the actual knowledge of Philip F. Patman, Jr., Executive Vice President of the Company.

“Law” as to any Person, means any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Material Adverse Effect” means any event, change, development, circumstance, condition, state of facts or occurrence that individually or in the aggregate is, or would reasonably be expected to be, materially adverse to (i) the business, properties, results of operations or financial condition of the Company and its subsidiaries, taken as a whole, or (ii) the Company’s ability to consummate any of the transactions contemplated hereby, or (iii) the authority or ability of the Company to perform its obligations under this Agreement.

“Minimum Price” means, as defined in Section 713(c) of the NYSE American LLC Company Guide, as of the date of this Agreement, the price that is the lower of (i) the Official Closing Price immediately preceding the signing of this Agreement or (ii) the average Official Closing Price for the five days immediately preceding the signing of this binding agreement.

“New Director” has the meaning ascribed to such term in Section 5.5.

“Official Closing Price” means the official closing price of the Common Stock on the Principal Market.

“Per Share Purchase Price” equals $1.10, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and prior to the Closing Date.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

“Piggyback Registration” has the meaning ascribed to such term in Section 7.2.

“Principal Market” means the trading market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the New York Stock Exchange American.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

“Purchaser” has the meaning ascribed to such term in the preamble.

“Purchaser Indemnified Party” has the meaning ascribed to such term in Section 8.1.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Shares, (ii) the Warrant Shares and (iii) all securities directly or indirectly issued with respect to the Shares by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (b) such securities shall have been transferred pursuant to Rule 144, (c) the holder of such securities is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), or (d) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement, but excluding the Warrant Shares.

“Short Sales” has the meaning set forth in Section 4.6.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares, and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Suspension Deadline Failure” has the meaning ascribed to such term in Section 7.4(b).

“Suspension Deadline Failure Payments” has the meaning ascribed to such term in Section 7.4(b).

“Trading Day” means a day on which the Principal Market is open for trading.

“Transfer Agent” means Corporate Issuer Solutions, Inc.

“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” means the Common Stock warrants delivered to certain Purchasers at the Closing in accordance with Section 2.2(a) hereof in the form of Exhibit B attached hereto.

ARTICLE II
PURCHASE AND SALE

2.1          Closing. At the Closing, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of approximately 2,221,141 Shares and in the case of certain Purchasers an aggregate of approximately 1,029,104 accompanying Warrant Shares. Each Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser and the Company shall deliver to each Purchaser its respective Shares and a Warrant, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Hogan Lovells US LLP or such other location (including remotely by electronic transmission).

2.2          Deliveries.

(a)          On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

i.	this Agreement duly executed by the Company;

ii.	the Company shall have provided each Purchaser with the Company’s wire instructions;

iii.
a copy of the instructions to the Transfer Agent instructing the Transfer Agent to deliver to each Purchaser within two (2) Business Days after the Closing, evidence of a book-entry position evidencing the number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Shares to be purchased by such Purchaser at such Closing as set forth in the Schedule of Purchasers, and a copy of the records of the Transfer Agent showing each Purchaser (or such nominee or custodian) as the owner of the Shares on and as of the Closing Date. The name(s) in which the Shares are to be issued to each Purchaser are set forth in the Purchaser Questionnaire in the form attached hereto as Appendix I (the “Purchaser Questionnaire”), as completed by each Purchaser, which shall be provided to the Company no later than the date hereof; and

iv.
a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to fifty (50%) of such Purchaser’s Shares , with an exercise price equal to one hundred fifty (150%) of the Per Share Purchase Price, subject to adjustment therein.

(b)          On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

i.	this Agreement duly executed by such Purchaser;

ii.	the Purchaser Questionnaire in form and substance satisfactory to the Company; and

iii.
such Purchaser’s Subscription Amount by wire transfer and in immediately available funds pursuant to the wire instructions delivered to such Purchaser by the Company, and the Company shall have received such payment in full.

2.3          Closing Conditions.

(a)          The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

i.
the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

ii.
no judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding shall have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated hereby.

iii.	all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

iv.	the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)          The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

i.
the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

ii.
No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding shall have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated hereby;

iii.	the Company shall have filed with its Principal Market, a Supplemental Listing Application for the listing of the Shares and Warrant Shares, to the extent required.

iv.	all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

v.	the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

vi.	from the date hereof to the Closing Date, no stop order or suspension of trading shall have been imposed by the Principal Market or the SEC.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Purchaser that, as of the date hereof and as of the Closing Date, except as disclosed in all reports, schedules, forms, statements and other documents (including all exhibits included therein and amendments, financial statements, notes and schedules thereto) filed by it with, or furnished by it to, the SEC (all of the foregoing filed or furnished prior to such Closing Date, and all exhibits included therein and amendments, financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”):

3.1          Organization and Qualification. The Company is duly organized and validly existing and in good standing under the Laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.2          Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and, subject to the receipt of the Required Approvals, perform its obligations under this Agreement and to issue the Securities in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Shares, have been duly authorized by the Board and, other than the Required Approvals, no further filing, consent, or further authorization is required by the Company, the Board or the Company’s stockholders, except to the extent that the failure to make such filing or obtain such consent or authorization would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. This Agreement has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies (the “Enforceability Exceptions”).

3.3          Issuance of Securities. The Securities are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, such Securities will be duly and validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants. Assuming the accuracy of each of the representations and warranties of the Purchasers set forth in Article IV of this Agreement, the offer and issuance by the Company of the Shares is exempt from registration under the Securities Act pursuant to a valid exemption therefrom.

3.4          No Conflicts. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, will not (i) result in a violation of the Company’s Certificate of Incorporation, as amended and as in effect on the Closing Date (the “Certificate of Incorporation”), or the Company’s Amended and Restated Bylaws, as amended and as in effect on the Closing Date (the “Bylaws”), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material contract to which the Company is a party, or (iii) subject to the Required Approvals, conflict with or result in a violation of any Law of any court or Governmental Authority to which the Company is subject or by which any property or asset of the Company is bound or affected, in each case other than such other violations, conflicts, defaults or rights that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.5         Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with (other than (i) the filing with the SEC of a Form D (if applicable), (ii) the filing with the SEC of a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, (iii) the notice and/or application to Company’s Principal Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares, (iv) one or more Registration Statements in accordance with the requirements hereof, and (v) such other filings as may be required by state securities agencies (collectively, the “Required Approvals”)), any court, governmental agency or any regulatory or self-regulatory agency, or obtain the consent of the stockholders of the Company, in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, in accordance with the terms hereof and other than such other consents, approvals, filings, licenses, permits or authorizations, declarations or registrations (x) that have been obtained or effected on or prior to the Closing Date (or in the case of the filings detailed above, will be made timely after such Closing Date) or (y) that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is in compliance in all material respects with the listing and listing maintenance requirements of the Principal Market applicable to it for the continued trading of its Common Stock on the Principal Market.

3.6          No General Solicitation. Neither the Company, nor any of its subsidiaries, nor, to the Knowledge of the Company, any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

3.7       Brokers; Finders. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

3.8         No Integrated Offering. Neither the Company nor any of its subsidiaries, nor, to the Knowledge of the Company, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or the issuance of the Securities under this Agreement to be integrated with prior offerings by the Company, for purposes of the Securities Act, in a manner that would cause neither Regulation D nor any other applicable exemption from registration under the Securities Act to be available, or that would cause this offering of the Securities to require the approval of the stockholders of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market.

3.9        SEC Documents; Financial Statements. As of their respective filing dates (or, if amended or superseded by a subsequent filing, then on the date of such filing), the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents, at the time they were filed with the SEC (or, if amended or superseded by a subsequent filing, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective filing dates (or, if amended or superseded by a subsequent filing, then on the date of such filing), the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements or (iii) as otherwise permitted by Regulation S-X and the other rules and regulations of the SEC) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.10      NO OTHER REPRESENTATIONS OR WARRANTIES. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE III, THE COMPANY DOES NOT MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE COMPANY OR ITS BUSINESS, OPERATIONS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, represents and warrants, as of the date hereof and as of the Closing Date, to the Company that:

4.1          Organization and Qualification.

(a)          Such Purchaser (if an entity) is a validly existing corporation, limited partnership, limited liability company, trust, pension plan, or government plan and has all requisite corporate, partnership, limited liability company or other requisite organizational power and authority to enter into and consummate the transactions contemplated by this Agreement and to carry out its obligations hereunder, and to invest in the Securities pursuant to this Agreement.

(b)          Such Purchaser (if an individual) has the legal capacity to enter into and to consummate the transactions contemplated by this Agreement and to carry out his or her obligations hereunder, and to invest in the Securities pursuant to this Agreement.

4.2       Authorization; Enforcement; Validity. The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Purchaser and this Agreement has been duly executed and when delivered will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as may be limited or otherwise affected by the Enforceability Exceptions.

4.3          No Conflicts. The execution, delivery and performance of this Agreement by such Purchaser, and the consummation by the Company of the transactions contemplated hereby, will not (i) to the extent such Purchaser is an entity, result in a violation of such Purchaser’s organizational documents as amended and as in effect on the Closing Date, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material contract to which such Purchaser is a party, or (iii) conflict with or result in a violation of any Law of any Governmental Authority to which such Purchaser is subject or by which any property or asset of such Purchaser is bound or affected.

4.4          Risk; Investment Intent.

(a)          Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

(b)          The Securities to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act.

(c)          Such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities Laws.

(d)          Such Purchaser did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

(e)          Such Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities Laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

4.5          Investor Status.

(a)        Such Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act. Such Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) or an entity engaged in a business that would require it to be so registered and is not affiliated with a registered broker dealer or an entity engaged in a business that would require it to be so registered. Such Purchaser is not party to any agreement for distribution of any of the Securities.

(b)        Such Purchaser shall have completed or caused to be completed and delivered to the Company at no later than the date hereof, the Purchaser Questionnaire, and the answers to the Purchaser Questionnaire are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the Closing Date.

(c)         Such Purchaser understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Securities.

(d)        Such Purchaser has not taken any of the actions set forth in, or is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act (each a “Disqualification Event”). Such Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Purchaser or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 4.5(d), “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Purchaser’s securities for purposes of Rule 506(d) of the Securities Act.

(e)         Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

4.6          Short Sales. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (“Short Sales”), of the securities of the Company during the period commencing as of the time that such Purchaser was first contacted by the Company or any other person regarding the transactions contemplated hereby and ending immediately prior to the Effective Date.

4.7          Investigation.

(a)          Such Purchaser has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Purchaser acknowledges that the Company has made available the SEC Documents. Based on the information such Purchaser has deemed appropriate, and without reliance upon any placement agent, it has independently made its own analysis and decision to enter into this Agreement. Such Purchaser is relying exclusively on the contents of this Agreement and its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of this Agreement, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. SUCH PURCHASER IS NOT RELYING AND HAS NOT RELIED ON ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER REGARDING THE SUBJECT MATTER OF THIS AGREEMENT, EXPRESS OR IMPLIED, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE III. SUCH REPRESENTATIONS AND WARRANTIES BY THE COMPANY CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF THE COMPANY IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND PURCHASER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE WHETHER EXPRESS, IMPLIED OR STATUTORY ARE SPECIFICALLY DISCLAIMED BY THE COMPANY.

(b)          Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the transactions contemplated by this Agreement (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Purchaser, (iii) have been duly authorized and approved by all necessary action on the part of such Purchaser, (iv) do not and will not violate or constitute a default under such Purchaser’s charter, bylaws or other constituent document or under any Law by which such Purchaser is bound and (v) are a fit, proper and suitable investment for such Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Shares.

(c)          Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(d)        Other than to other persons party to this Agreement and to such agents and representatives of the Purchaser having a need to review such information in connection with such Purchaser’s investment in the Securities, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(e)          No Purchaser is receiving terms relating to the purchase and sale of the Securities or registration of the Securities pursuant to the Securities Act, whether in this Agreement, any amendment hereto or any side letter or similar agreement, that are more beneficial to such Purchaser than any other Purchaser.

ARTICLE V
OTHER AGREEMENTS OF THE PARTIES

5.1          Transfer Restrictions; Legends.

(a)          Each Purchaser understands that, until such time as the Shares and the Warrant Shares have been registered for resale pursuant to the Registration Statement (and subject to the agreement by such Purchaser as set forth in clause (i) of Section 6.1(c) below) or the Shares and the Warrant Shares may be sold pursuant to Rule 144 under the Securities Act (“Rule 144”) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the certificate or book entry notations evidencing the Shares may bear one or more legends in substantially the following form and substance:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS.”

In addition, certificates or book entry notations representing the Shares may contain such other restrictive legends as may be reasonably required under applicable state blue sky laws and, if applicable, a legend regarding affiliate status of the Purchaser set forth in Schedule 1 hereto, in the form included therein.

(b)         The Company agrees that at such time as such legend is no longer required under this section, it will, promptly following the delivery by a Purchaser to the Company or Transfer Agent of a certificate representing the Shares and the Warrant Shares, and if such Shares and Warrant Shares are certificated, issued with a restrictive legend, together with such representations and covenants of such Purchaser or such Purchaser’s executing broker as the Company may reasonably require in connection therewith, deliver or cause to be delivered to such Purchaser a book entry position representing such shares that is free from any legend referring to the Securities Act. The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this section. To the extent that certificates or book entry positions are issued representing the Shares and the Warrant Shares, such certificates or book entry positions subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchasers by crediting the account of such Purchaser’s prime broker with the Depository Trust Company (“DTC”). All costs and expenses related to the removal of the legends and the reissuance of any Shares and Warrant Shares shall be borne by the Company.

(c)          The restrictive legend set forth in this section above shall be removed and the Company shall issue a certificate or book entry position without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at DTC or in physical certificated shares, if appropriate, if: (i) such Shares and Warrant Shares are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to an effective registration statement registering such Shares and Warrant Shares for resale, the Purchaser agrees to only sell such Shares and Warrant Shares during such time that such registration statement is effective and such Purchaser is not aware or has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); (ii) such Shares and Warrant Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company); or (iii) such Shares and Warrant Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Upon Rule 144 becoming available for the resale of the Shares and the Warrant Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Shares and the Warrant Shares and without volume or manner-of-sale restrictions, the Company shall, at the request of a Purchaser, issue to the Company’s transfer agent the instructions with respect to legend removal consistent with this Section 5.1. The Company agrees that following such time as such restrictive legend is no longer required under this Section 5.1(c), the Company will, promptly following the delivery by a Purchaser to the Company or the transfer agent of a certificate representing Shares and Warrant Shares, as applicable, issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares and Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 5.1. The Shares and Warrant Shares subject to legend removal hereunder shall be transmitted by the transfer agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. Any fees (with respect to the transfer agent, the Company’s counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.

5.2          Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any other Purchaser, or any officer, director, employee, agent, partner, member or affiliate of any such other Purchaser, in making its investment or decision to invest in the Company. Each Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities.

5.3          Short Sales and Confidentiality After the Date Hereof. Each Purchaser covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will, directly or indirectly, engage in any transactions involving the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. Each Purchaser understands and acknowledges that the SEC currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

5.4          Securities Laws Disclosure; Publicity. The Company shall (a) issue a press release disclosing the material terms of the transactions contemplated hereby not later than 9:00 am local time in New York, NY on the first trading day of the Principal Market immediately following the Closing Date, (b) file with the SEC a Current Report on Form 8-K describing the material terms of this Agreement (and including this Agreement as an exhibit to the Form 8-K) and (c) such other reports and filings as may be required by the SEC and the Principal Market.

5.5         Further Assurances. The parties hereto agree to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions of this Agreement and compliance with applicable Law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms of this Agreement. Each Purchaser acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement.

5.6         Appointment of Director. Following the Closing Date, Bradley L. Radoff, will have the right, but not the obligation to request that the Board appoint one individual as a director to the Board (the “New Director”) to serve on the Board until the Company’s next annual meeting, provided that such New Director meets meet legal, regulatory and stock market requirements to serve as a member of the Board.

ARTICLE VI
TERMINATION OF OBLIGATIONS TO EFFECT CLOSING; EFFECTS

6.1         Termination. Other than in respect of the registration rights set forth in Article VII, the obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

(a)          upon the mutual written consent of the Company and such Purchasers that agreed to purchase a majority of the Shares to be issued and sold pursuant to this Agreement;

(b)         by a Purchaser (with respect to itself only) if any of the conditions set forth in Section 2.3(b) shall have become incapable of fulfillment with respect to the Company and shall not have been waived by the Purchaser, prior to the Closing Date; provided, however, that if the failure of any such condition is a result of any curable breach by the Company of this Agreement, such breach has not been cured by the earlier of (x) thirty (30) days after the giving of written notice by the Purchaser to the Company of the breach and (y) the Closing Date; or

(c)         by the Company if any of the conditions set forth in Section 2.3(a) shall have become incapable of fulfillment with respect to the Purchasers and shall not have been waived by the Company prior to the Closing Date; provided, however, that if the failure of any such condition is a result of any curable breach by the Purchaser of this Agreement, such breach has not been cured by the earlier of (x) thirty (30) days after the giving of written notice by the Company to the Purchaser of the breach and (y) the Closing Date.

provided, however, that the right to terminate this Agreement under this Section 6.1 shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur.

6.2          Effects. Nothing in this Article VI shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

ARTICLE VII
REGISTRATION RIGHTS

7.1        Original Registration. Promptly following the Closing Date but no later than forty-five (45) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities.

7.2          Piggy-Back Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of its Common Stock, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Purchaser a written notice of such determination and, if within five (5) days after the date of the delivery of such notice, such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities that such Purchaser requests to be registered (a “Piggyback Registration”); provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Article VII that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the SEC pursuant to the Securities Act or that are the subject of a then effective Registration Statement that is available for resales or other dispositions by a respective Purchaser. If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and the Purchaser in writing that, in its or their opinion, the number of securities that the Purchaser and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration Statement shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities requested to be sold by the Purchasers that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration Statement, any other securities eligible for inclusion in such Registration Statement. Any reduction in the number of Registrable Securities pursuant to this paragraph shall be allocated among the Purchasers on a pro rata basis based on the number of Registrable Securities held by each Purchaser at the time of the proposed offering. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7.2 prior to the effectiveness of such registration whether or not a Purchaser has elected to include securities in such registration.

7.3         Expenses. All expenses incident to the Company’s performance of or compliance with this Article VII (excluding any underwriting discounts and selling commissions, which shall be borne solely by the Purchasers) shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings of the Company required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or blue sky laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with DTC and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all reasonable fees and expenses of any other Persons retained by the Company in connection with any Registration Statement or sale, and (viii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties). To the extent that underwriting discounts and selling commissions are incurred in connection with the sale of Registrable Securities in an Underwritten Public Offering hereunder, such underwriting discounts and selling commissions shall be borne solely by the Purchasers. The Company shall not be responsible for legal fees, broker or similar commissions or any other costs incurred by any Purchaser in connection with the performance of its rights and obligations under this Article VII.

7.4          Effectiveness.

(a)        The Company shall use commercially reasonable efforts to have the initial Registration Statement required to be filed hereunder declared effective no later than the thirtieth (30th) calendar day following the Filing Deadline (or, in the event of a “review” by the SEC, the seventy-fifth (75th) calendar day following the Filing Deadline). The Company shall respond promptly to any and all comments made by the staff of the SEC on any Registration Statement, and shall submit to the SEC. The Company shall notify each Purchaser by facsimile or e-mail promptly after any such Registration Statement is declared effective, unless such information is otherwise publicly available and accessible.

(b)       Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any holder of Registrable Securities included in a Registration Statement, suspend the use of any Registration Statement, including any Prospectus that forms a part of a Registration Statement, if the Company (x) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (y) determines it must amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading or (z) has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall holders of Registrable Securities be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds thirty (30) consecutive trading days or sixty (60) total trading days in any 360-day period (any such suspension, an “Allowed Delay”). Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated hereby. As Purchaser’s sole remedy, in the event the Registration Statement is suspended through the last day of the Allowed Delay (the “Suspension Deadline Failure”), the Company shall pay to each Purchaser, in cash, as liquidated damages and not as a penalty, an amount in cash equal to one percent (1.0%) of the Subscription Amount of such Purchaser as of the first day following the Suspension Deadline Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty (30) days) thereafter until the earlier of (i) the date the Registration Statement is declared effective and (ii) such time that such Purchaser’s Registrable Securities may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions. The payments to which a Purchaser shall be entitled pursuant to this Section 7.4(b) are referred to herein as “Suspension Deadline Failure Payments.” Suspension Deadline Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Suspension Deadline Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Suspension Deadline Failure Payments is cured. Notwithstanding the foregoing, in no event shall the aggregate amount of Suspension Deadline Failure Payments payable by the Company to a Purchaser pursuant to this Section 7.4(b) exceed, in total in any twelve (12)-month period, eight percent (8.0%) of the Subscription Amount of such Purchaser.

7.5       Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will:

(a)        use commercially reasonable efforts to cause each such Registration Statement to become effective and to remain continuously effective until such time as the earlier of: (i) there are no longer Registrable Securities held by the Purchasers; or (ii) the Registrable Securities can be sold pursuant to Rule 144 without regard to the volume-of-sale limitations (whether or not one or more holders is an Affiliate of the Company) imposed under Rule 144(e) (the “Effectiveness Period”) and advise each Purchaser promptly in writing when the Effectiveness Period has expired;

(b)        prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)          provide copies to each Purchaser and permit the Purchaser’s legal counsel to review each Registration Statement and all amendments and supplements at least three (3) Business Days in advance of their filing with the SEC, to the extent practicable;

(d)         use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment and to notify each Purchaser of the issuance of such order and the resolution thereof;

(e)          use commercially reasonable efforts to register or qualify (unless an exemption from the registration or qualification exists) or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such domestic jurisdictions as are reasonably requested by the respective Purchasers and do any and all other reasonable acts or filings necessary or advisable to enable a distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause or (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this clause, or (iii) file a general consent to service of process in any such jurisdictions; and

(f)         use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.

ARTICLE VIII
INDEMNIFICATION

8.1       Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Purchasers, the officers, directors, partners, members, and employees of each Purchaser, each Person, if any, who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members and employees of each such controlling person (each, a “Purchaser Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based on (i) the inaccuracy of any of the representations and warranties of the Company contained in this Agreement or (ii) the failure of the Company to perform its obligations hereunder, or (iii) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement filed pursuant to or in connection with the registration rights set forth in Article VII hereof; and the Company will reimburse each Purchaser Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Purchaser Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Purchaser Indemnified Party to comply with the covenants and agreements contained herein, (ii) the inaccuracy of any representations made by such Purchaser Indemnified Party herein, or (iii) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any Purchaser or any such controlling person in writing, and provided, further that the foregoing indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company. Any Purchaser Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Indemnified Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. Notwithstanding anything to the contrary herein, in no event shall the liability of the Company (x) to any Purchaser be greater in amount than the dollar amount of the Subscription Amount paid by such Purchaser for the Shares pursuant to this Agreement and (y) in the aggregate exceed the aggregate Subscription Amount paid by all Purchasers.

8.2         Indemnification by Purchasers. Each Purchaser agrees to, severally and not jointly, indemnify and hold harmless each other Purchaser and the Company, its directors, officers, and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, partners, members and employees of such controlling persons, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors or each of its controlling Persons may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) the inaccuracy of any representation made by such Purchaser herein, (ii) any failure by such Purchaser to comply with the covenants and agreements contained herein, or (iii) any untrue statement of a material fact or any omission of a material fact required to be stated in a Registration Statement or related prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent such untrue statement or omission is contained in any information furnished by the Purchaser or its representatives to the Company for inclusion in such Registration Statement or related prospectus or amendment or supplement thereto, or to the extent that such information relates to the Purchaser or the Purchaser’s proposed method of distribution of Shares; and will reimburse the Company, each of its directors, and each of its controlling Persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, and each of its controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of the Purchaser. No Purchaser shall be liable for the indemnification obligations of any other Purchaser. Notwithstanding anything to the contrary herein, in no event shall the liability of any Purchaser be greater in amount than the dollar amount of the Subscription Amount paid by such Purchaser for the Shares pursuant to this Agreement.

ARTICLE IX
MISCELLANEOUS

9.1       Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

if to the Company, to:

Barnwell Industries, Inc.
1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
Attention: Philip F. Patman, Jr.
Email: ppatman@brninc.com

with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP
390 Madison Avenue
New York, New York 10017
Attention: Christopher Doyle
Email: christopher.doyle@hoganlovells.com

if to the Purchasers, at the address as set forth on such Purchaser’s signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9.2        Waiver; Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Shares; provided, that, in the event of any such change, waiver, discharge, termination, modification or amendment, the Company shall notify each of the Purchasers of such change, waiver, discharge, termination, modification or amendment at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing; provided, further, that except as expressly provided in this Agreement, no amendment, modification, change, discharge, termination or waiver of this Agreement will, without the consent of the affected Purchaser, disproportionately and materially adversely affect the rights of such Purchaser relative to the rights of the other Purchasers.

9.3        Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

9.4        Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable Law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable Law, the parties hereby waive any provision of Law which renders any provision hereof prohibited or unenforceable in any respect.

9.5        Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

9.6        Governing Law; Jurisdiction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law principles thereof. No Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters. The Company and each Purchaser hereby consents to personal jurisdiction, service and venue of such courts. Each Purchaser and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each Purchase and the Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon such Person.

9.7        Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

9.8        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Any signature page hereto delivered by facsimile machine or other electronic format (including email, “pdf,” “tif,” “jpg,” DocuSign, Adobe Sign or any other electronic signature complying with the U.S. Federal ESIGN Act of 2000) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto and may be used in lieu of the original signatures for all purposes.

9.9        Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Without the prior written consent of the Company, in the case of any Purchaser, or Purchasers that agreed to purchase a majority of the Shares to be issued and sold, in the case of the Company, no party may assign this Agreement or any rights or obligations hereunder. No assignment permitted by this Section 9.9 shall relieve any party assigning any interest hereunder from its obligations or liability pursuant to this Agreement.

9.10      Entire Agreement. This Agreement and other documents delivered pursuant hereto, including all schedules and exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

9.11        Payment of Fees and Expenses. Except as set forth in Section 7.3(viii), each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

9.12      Survival; Investigation. The representations, warranties, covenants and agreements made by a party in this Agreement shall survive the Closing and shall not be impacted or limited by any investigation or due diligence performed by any other party.

9.13      No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

9.14       Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

BARNWELL INDUSTRIES, INC.

By:
Name: Kenneth S. Grossman
Title: Chairman of the Board of Directors

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $

Shares:

Warrants:

EIN Number:

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

Exhibit A

SCHEDULE OF PURCHASERS

Name	Number of Shares	Number of Warrant Shares	Aggregate Subscription Amount
1. [Name]	[●]	[●]	[●]
2. [Name]	[●]	[●]	[●]
3. [Name]	[●]	[●]	[●]
4. [Name]	[●]	[●]	[●]
5. [Name]	[●]	[●]	[●]
Totals	[●]	[●]	[●]

Exhibit A-1

Exhibit B

FORM OF WARRANT

Exhibit B-1

Appendix I

FORM OF PURCHASER QUESTIONNAIRE
SECURITIES PURCHASE AGREEMENT
PURCHASER QUESTIONNAIRE

November 24, 2025

To:	Barnwell Industries, Inc. 1100 Alakea Street, Suite 500 Honolulu, Hawaii 96813 Attn: [●] Email: [●]

This Purchaser Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.50 per share and warrants (the “Securities”), of Barnwell Industries, Inc., a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.

By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities.

All potential investors must answer all applicable questions, including Background Information and Accredited Investor Questionnaire, and complete, date and sign this Questionnaire.

Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

Appendix I-1

BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:
(city, state, zip code)

Telephone Number:

If a corporation, partnership, limited liability company, trust or other entity:

Type of Entity:

State of Formation:

Date of Formation:

Was the entity formed for the purposes of investing in the securities being offered:
Yes No

If an individual:

Residential Address:
(city, state, zip code)

Telephone Number:

Age:

Citizenship:

Social Security or Taxpayer Identification Number:

Where Registered to Vote:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director, executive officer or employee of the Corporation?
Yes No

Appendix I-2

ACCREDITED INVESTOR QUESTIONNAIRE
PART 1 - INDIVIDUAL INVESTORS

For investors who are individuals, please check the appropriate box(es) that indicates which of the following accurately describes your status:
1. The investor’s individual net worth (excluding primary residence), or joint net worth with the investor’s spouse or spousal equivalent (excluding primary residence), exceeds $1,000,000.	☐

2. The investor had an income in excess of $200,000 in each of the two most recent years, or joint income with the investor’s spouse or spousal equivalent in excess of $300,000, in each of those years and has a reasonable expectation of reaching the same level of income in the current year.
☐

3. The investor is a director or executive officer of the Company (i.e., a vice president in charge of a principal business unit, division or function, any other officer who performs a policy making function, or any other person who performs similar policy making functions at the Company).
☐

4. The investor holds in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Securities and Exchange Commission has designated as qualifying an individual for accredited investor status.
☐

Appendix I-3

PART 2 - NON-INDIVIDUAL INVESTORS

For investors who are a corporation, trust, partnership or other entity, please check the appropriate box(es) that indicates which of the following accurately describes such entity’s status:
1. A corporation, a Massachusetts or similar business trust, a partnership or limited liability company, in each case, not formed for the specific purpose of this investment, with total assets in excess of $5,000,000.
☐

2. An organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of this investment, with total assets in excess of $5,000,000.	☐

3. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) (U.S. venture capital entities may potentially qualify as private business development companies. However, due to the technical requirements of the statutory definition, an investor should consult with counsel prior to making a determination as to accreditation status under this category).
☐

4. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.	☐

5. An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of the Investment Company Act.	☐

6. A bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity.
☐

7. An insurance company as defined in Section 2(a)(13) of the Securities Act.	☐

8. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (Those persons must complete Part 1 of this questionnaire).
☐

9. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5,000,000.
☐

10. An entity in which all of the equity owners (this does not apply to beneficiaries of a conventional trust, as compared to a business trust, a real estate trust or similar entities) are accredited investors (Please attach a list of equity owners. All equity owners will need to complete Part 1 of this questionnaire).
☐

11. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of this investment, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.
☐

12. A trust that may be amended or revoked at any time by the grantors and whose grantors are accredited investors (Each individual who invests through a revocable trust must complete Part 1 of this questionnaire).
☐

Appendix I-4

13. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.	☐

14. An investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state.	☐

15. An investment adviser relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act.	☐

16. A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act.	☐

17. An entity, not listed above, that is not formed for the specific purpose of this investment, owning ‘investments’ (as defined in rule 2a51-1(b) under the Investment Company Act) in excess of $5,000,000.
☐

18. A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of this investment, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.
☐

19. A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements in the preceding provision and whose prospective investment in the issuer is directed by such family office.
☐

(Signature Page Follows)

Appendix I-5

The undersigned certifies that the foregoing responses are true, complete and accurate. The undersigned will provide such further information as may be requested by the Corporation to verify this response. The undersigned will notify the Corporation in writing regarding any material change to this response prior to the closing of the purchase of securities from the Corporation. Absent such notification, the issuance of securities in the name of the undersigned shall be deemed to be an automatic affirmation by the undersigned of the truth and accuracy of the statements and information set forth above.

[●]

By:
Name:
Title:

Date:

Appendix I-6

Schedule 1

Form of Affiliate Legend

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD BY AN AFFILIATE OF THE ISSUER AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 144 OR PURSUANT TO A REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM SUCH REGISTRATION.”

Appendix I-7